                                                                   EXHIBIT 10.16
                                                                   -------------

                              SEVERANCE AGREEMENT

     THIS SEVERANCE AGREEMENT dated as of November 30, 2000, is between Isolyser Company, Inc., a Georgia corporation (the "Company"), and MIGIRDIC NALBANTYAN, a Georgia resident ("Employee").

                                   RECITALS:

     R1. The Company and Employee entered into that certain Employment Agreement (the "Employment Agreement") bearing an effective date of February 1, 1998, in accordance with which the Company employed Employee.

     R2. Employee desires to resign and Company desires to accept the resignation of Employee upon and subject to the terms and conditions of this Severance Agreement.

     NOW, THEREFORE, for good and valuable consideration and intending to be legally bound, the parties agree as follows:


     1.   Resignation. Employee has resigned as an employee of the Company
          -----------
effective on the date hereof (the "Effective Date"), and the Company hereby accepts such resignation. Such resignation is by mutual agreement and not for "Cause" or "Good Reason" as defined in the Employment Agreement. Concurrently with such resignation, Employee has resigned from all officer and director positions with any subsidiaries or affiliates of the Company.

     2.   Severance. In consideration of Employee's release set forth in Section
          ---------
4 below, and the other covenants and undertakings herein, and provided the Employee shall not breach the protective covenants set forth in Section 9 of the Employment Agreement, the Company agrees to make severance payments to Employee by continuing payment of Employee's salary in accordance with the Company's regular payroll practices for the period expiring on December 31, 2000, and paying $275,000 to Employee on January 2, 2001. Such payments shall be reduced by all applicable federal and state withholding obligations. The Company shall make available to Employee in accordance with applicable legal requirements medical and dental COBRA coverages for the continued benefit of Employee and his dependents in which Employee may elect to participate at his cost by making the proper election in accordance with applicable legal requirements. Notwithstanding the immediately preceding sentence, the Company shall pay the premiums for any such applicable coverages until the earlier of (i) six months after the Effective Date or (ii) the availability to Employee and his dependents of other group medical coverage (in respect of the medical COBRA coverage premium payments) or group dental coverage (in respect of the dental COBRA coverage premium payments). Employee shall not be entitled to any consulting fees set forth in Section 12 of the Employment Agreement until following the thirteenth month anniversary of the Effective Date of Employee's resignation.

     3.   Stock Options. Employee holds the stock options (collectively, the
          -------------
"Stock Options") issued by the Company identified on Exhibit A attached hereto
                                                     ---------
and incorporated
herein by reference. Provided Employee shall not breach the protective covenants set forth in Section 9 of the Employment Agreement, (a) all of Employee's Stock Options which would have vested by February 28, 2001 assuming Employee's continued employment until such date shall become vested on the Effective Date of Employee's resignation, and (b) the expiration of Employee's Stock Options shall occur on the earlier of the expiration date set forth in such Stock Options or the first anniversary of the Effective Date of Employee's resignation rather than three months following Employee's termination of employment with the Company, such resignation being deemed a retirement for purposes of the Company's Stock Option Plan.

     4.   Release. In consideration of the covenants of the Company in favor of
          -------
the Employee as set forth in this Severance Agreement, the receipt and sufficiency of which is hereby acknowledged, Employee, on behalf of himself, his heirs, executors, administrators, successors and assigns, hereby releases and forever discharges the Company and each of its present and former officers, directors, employees, agents, attorneys, affiliates, parents, subsidiaries and representatives (collectively, the "Released Parties") from any and all claims (including but not limited to costs and attorneys fees) of whatever kind or nature, joint or several, under any federal, state or local statute, ordinance or under the common law, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Older Workers' Benefit Protection Act, and any other employment discrimination law, as well as any other claims based on the constitutional, statutory, common law or regulatory grounds, that he has now or may have in the future against the Released Parties, whether known or unknown, which are based on acts or omissions arising or occurring prior to the date of this Severance Agreement.

     5.   Ratification. Except as affected hereby, the terms and provisions of
          ------------
the Employment Agreement and Stock Options are hereby ratified and confirmed by Employee, including, without limitation, the protective covenants set forth in
Section 9 of the Employment Agreement, which shall remain in full force and effect. Without limiting the foregoing, the covenants contained in Sections 9(d) and (e) of the Employment Agreement shall continue in effect until the thirteenth month anniversary of the Effective Date.

     6.   Miscellaneous. This Severance Agreement may be executed in multiple
          -------------
counterparts, each of which shall be deemed an original. All payments made and benefits provided to Employee under this Severance Agreement shall be net of any tax required to be withheld by the Company under applicable law and any indebtedness of Employee to the Company. This Severance Agreement shall be governed in accordance with the laws of the State of Georgia. This Severance Agreement and all of the terms, provisions and conditions hereof shall be binding upon and inure to the benefit of be enforceable by the successors, heirs and personal representatives of Employee and the Company. Any notices required or permitted by this Severance Agreement shall be in writing delivered, in the case of the Company, to the attention of the President of the Company and, in the case of the Employee, to the Employee's last known residence address as set forth on the books and records of the Company.

     7.   Disclosure. EMPLOYEE ACKNOWLEDGES THAT, PURSUANT TO THE OLDER WORKERS
          ----------
BENEFIT PROTECTION ACT OF 1990, HE HAS THE RIGHT TO, AND HAS BEEN ADVISED TO, CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE AGREEMENT. HE FURTHER ACKNOWLEDGES HIS UNDERSTANDING

THAT HE HAS 21 DAYS TO CONSIDER THE RELEASE BEFORE SIGNING IT, THAT HE MAY REVOKE THIS RELEASE WITHIN SEVEN CALENDAR DAYS AFTER SIGNING IT, AND THAT THIS RELEASE (AND THE COMPANY'S PAYMENT OBLIGATIONS HERERUNDER) WILL NOT BE EFFECTIVE OR ENFORCEABLE UNTIL THE EXPIRATION OF THAT SEVEN-DAY REVOCATION PERIOD.

     8.   Valid Consideration. Employee acknowledges that the consideration for
          -------------------
signing this Release Agreement is a benefit to which he would not have been entitled had he not signed this Release Agreement.

     9.   No Assignment. Employee represents and warrants that he has not
          -------------
assigned or transferred or purported to assign or transfer to any person, firm, corporation, association or any other entity, any of the claims released herein. Employee hereby agrees to indemnify and hold harmless the Released Parties without limitation for any costs or expenses connected with any such transfer or assignment.

RECEIPT: Employee acknowledges receipt of a copy of this Release Agreement this _____ day of November, 2000. Unless and until I execute this Agreement in the other space provided below, I have not agreed to it.

MIGIRDIC NALBANTYAN


_______________________________________
Signature for Purposes of Receipt Only

MY SIGNATURE BELOW SIGNIFIES MY UNDERSTANDING OF AND VOLUNTARY ASSENT TO THE TERMS OF THIS AGREEMENT.

MIGIRDIC NALBANTYAN

_______________________________________
Signature
Date:  November _____, 2000


ISOLYSER COMPANY, INC.

By: _____________________________________________
Name: ___________________________________________
Title: __________________________________________

                                   EXHIBIT A

                           Migo Nalbantyan's Options

                                as of 11/30/0O
                           -------------------------

----------------------------------------------------------------------------------------------------------------------
Grant Date      Option    Grant Type     Options      Options      Options       Options        Options     Expiration
                Price                    Granted     Exercised    Cancelled    Outstanding    Exercisable      Date
----------------------------------------------------------------------------------------------------------------------
02/01/98        2.6875          NQ          200,000       0            0             200,000        100,000  02/01/08
----------------------------------------------------------------------------------------------------------------------
10/02/98        1.2500         ISO          200,000       0            0             200,000        100,000  10/02/08
----------------------------------------------------------------------------------------------------------------------
02/26/99        2.1250         ISO           99,999       0            0              99,999         17,647  02/25/09
----------------------------------------------------------------------------------------------------------------------
02/26/99        2.1250          NQ          150,001       0            0             150,001         44,853  02/25/09
----------------------------------------------------------------------------------------------------------------------
08/09/00        2.2500         ISO           12,500       0            0              12,500              0  08/09/10
----------------------------------------------------------------------------------------------------------------------
08/09/00        2.2500          NQ           37,500       0            0              37,500              0  08/09/10
----------------------------------------------------------------------------------------------------------------------